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                                                                    (EXHIBIT 24)

                         THE McGRAW-HILL COMPANIES, INC.

                             Registration Statement

                                   On Form S-8

                                POWER OF ATTORNEY


         The undersigned hereby appoint Kenneth M.Vittor and Scott L. Bennett, or either of them, their true and lawful attorneys-in-fact with authority to execute in the name of each such person and in each capacity stated below, and to file with the Securities and Exchange Commission, the Corporation's Registration Statement on Form S-8 in the form which the Corporation deems appropriate for the purpose of registering, pursuant to the Securities Act of 1933, as amended, 9,486,773 additional shares of Common Stock, par value $1.00 per share, of the Corporation issuable in connection with the 2002 Stock Incentive Plan and to execute and file in the name of each such person and in each capacity stated below, from time to time, all amendments, including post-effective amendments, and all supplements to such Registration Statement, which the Corporation deems appropriate.

         This Power of Attorney may be executed in counterparts, all of which, taken together, shall constitute one and the same instrument.

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/s/ Harold McGraw III
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Harold McGraw III               Principal Executive
                                Officer and Director        June 26, 2002

/s/ Robert J. Bahash
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Robert J. Bahash                Principal Financial
                                Officer                     June 26, 2002

/s/ Talia M. Griep
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Talia M. Griep                  Controller                  June 26, 2002


/s/ Pedro Aspe
---------------------------
Pedro Aspe                      Director                    June 26, 2002


/s/ Winfried F.W. Bischoff
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Winfried F.W. Bischoff          Director                    June 26, 2002


/s/ Robert P. McGraw
---------------------------
Robert P. McGraw                Director                    June 26, 2002


/s/ Lois Dickson Rice
---------------------------
Lois Dickson Rice               Director                    June 26, 2002


/s/ James H. Ross
---------------------------
James H. Ross                   Director                    June 26, 2002

/s/ Edward B. Rust, Jr.
---------------------------
Edward R. Rust, Jr.             Director                    June 26, 2002

/s/ Sidney Taurel
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Sidney Taurel                   Director                    June 26, 2002